EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

EXPEDITION FUNDS
SPECIAL MEETING OF SHAREHOLDERS –FEBRUARY __, 2005
EXPEDITION EQUITY FUND

The undersigned hereby appoints _____________ and ______________ (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Expedition Funds to be held at the offices of Expedition Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [10:00 a.m.] (Eastern Time) on February __, 2005, and at any adjournment or adjournments thereof (the “Meeting”).  The Proxies will cast votes according to the number of shares of the Expedition Equity Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED __________, 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS] VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note:  Please sign exactly as shareholder name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Expedition Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization) of the Expedition Equity Fund to the Goldman Sachs CORESM U.S. Equity Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund; (b) the distribution of the shares of the Corresponding Goldman Fund  to shareholders of the Expedition Equity Fund in liquidation of the Expedition Equity Fund; and (c) deregistration of Expedition as an investment company under the Investment Company Act of 1940, as amended, and Expedition’s termination as a Massachusetts business trust under Massachusetts law.

	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

EXPEDITION FUNDS
SPECIAL MEETING OF SHAREHOLDERS –FEBRUARY __, 2005
EXPEDITION EQUITY INCOME FUND

The undersigned hereby appoints _____________ and ______________ (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Expedition Funds to be held at the offices of Expedition Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [10:00 a.m.] (Eastern Time) on February __, 2005, and at any adjournment or adjournments thereof (the “Meeting”).  The Proxies will cast votes according to the number of shares of the Expedition Equity Income Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED __________, 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS] VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note:  Please sign exactly as shareholder name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Expedition Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization) of the Expedition Equity Income Fund to the Goldman Sachs Growth and Income Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund;  (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Expedition Equity Income Fund in liquidation of the Expedition Equity Income Fund; and (c) deregistration of Expedition as an investment company under the Investment Company Act of 1940, as amended, and Expedition’s termination as a Massachusetts business trust under Massachusetts law.

	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

EXPEDITION FUNDS
SPECIAL MEETING OF SHAREHOLDERS –FEBRUARY __, 2005
EXPEDITION INVESTMENT GRADE BOND FUND

The undersigned hereby appoints _____________ and ______________ (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Expedition Funds to be held at the offices of Expedition Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [10:00 a.m.] (Eastern Time) on February __, 2005, and at any adjournment or adjournments thereof (the “Meeting”).  The Proxies will cast votes according to the number of shares of the Expedition Investment Grade Bond Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED __________, 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS] VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note:  Please sign exactly as shareholder name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Expedition Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization) of the Expedition Investment Grade Bond Fund to the Goldman Sachs Core Fixed Income Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund;  (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Expedition Investment Grade Bond Fund in complete liquidation of the Expedition Investment Grade Bond Fund; and (c) deregistration of Expedition as an investment company under the Investment Company Act of 1940, as amended, and Expedition’s termination as a Massachusetts business trust under Massachusetts law.

	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

EXPEDITION FUNDS
SPECIAL MEETING OF SHAREHOLDERS –FEBRUARY __, 2005
EXPEDITION TAX-FREE INVESTMENT GRADE BOND FUND

The undersigned hereby appoints _____________ and ______________ (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Expedition Funds to be held at the offices of Expedition Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [10:00 a.m.] (Eastern Time) on February __, 2005, and at any adjournment or adjournments thereof (the “Meeting”).  The Proxies will cast votes according to the number of shares of the Expedition Tax-Free Investment Grade Bond Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED __________, 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS] VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note:  Please sign exactly as shareholder name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Expedition Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization) of the Expedition Tax-Free Investment Grade Bond Fund to the Goldman Sachs Municipal Income Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund; (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Expedition Tax-Free Investment Grade Bond Fund in complete liquidation of the Expedition Tax-Free Investment Grade Bond Fund; and (c) deregistration of Expedition as an investment company under the Investment Company Act of 1940, as amended, and Expedition’s termination as a Massachusetts business trust under Massachusetts law.

	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

EXPEDITION FUNDS
SPECIAL MEETING OF SHAREHOLDERS –FEBRUARY __, 2005
EXPEDITION MONEY MARKET FUND

The undersigned hereby appoints _____________ and ______________ (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Expedition Funds to be held at the offices of Expedition Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [10:00 a.m.] (Eastern Time) on February __, 2005, and at any adjournment or adjournments thereof (the “Meeting”).  The Proxies will cast votes according to the number of shares of the Expedition Money Market Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED __________, 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS] VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note:  Please sign exactly as shareholder name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Expedition Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization) of the Expedition Money Market Fund to the Goldman Sachs Financial Square Prime Obligations Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund; (b) the distribution of the shares of the Corresponding Goldman Fund to shareholders of the Expedition Money Market Fund in complete liquidation of the Expedition Money Market Fund; and (c) deregistration of Expedition as an investment company under the Investment Company Act of 1940, as amended, and Expedition’s termination as a Massachusetts business trust under Massachusetts law.

	☐	☐	☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY
Your prompt response will save your fund the expense of additional mailings
RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

(Please detach at perforation before mailing)

PROXY CARD	PROXY CARD

EXPEDITION FUNDS
SPECIAL MEETING OF SHAREHOLDERS –FEBRUARY __, 2005
EXPEDITION TAX-FREE MONEY MARKET FUND

The undersigned hereby appoints _____________ and ______________ (the “Proxies”), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Expedition Funds to be held at the offices of Expedition Funds’ administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at [10:00 a.m.] (Eastern Time) on February __, 2005, and at any adjournment or adjournments thereof (the “Meeting”).  The Proxies will cast votes according to the number of shares of the Expedition Tax-Free Money Market Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED __________, 2004.

VOTE VIA THE INTERNET: [INTERNET ADDRESS] VIA THE TELEPHONE: [800-NUMBER]
CONTROL NUMBER:

Note:  Please sign exactly as shareholder name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
IN THE ENCLOSED ENVELOPE TODAY

(Please detach at perforation before mailing)

This proxy is solicited by the Board of Trustees of the Expedition Funds, which unanimously recommends that you vote in favor of the proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope.  Every properly signed proxy card will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the proposal.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:	FOR	AGAINST	ABSTAIN

1.

To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities (except those explicitly excluded as provided in the Agreement and Plan of Reorganization) of the Expedition Tax-Free Money Market Fund to the Goldman Sachs Financial Square Tax-Free Money Market Fund of Goldman Sachs Trust (the “Corresponding Goldman Fund”) in exchange for shares of the Corresponding Goldman Fund; (b) the distribution of the shares of the Corresponding Goldman Fund  to shareholders of the Expedition Tax-Free Money Market Fund in liquidation of the Expedition Tax-Free Money Market Fund; and (c) deregistration of Expedition as an investment company under the Investment Company Act of 1940, as amended, and Expedition’s termination as a Massachusetts business trust under Massachusetts law.

	☐	☐	☐